SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2001

                            THE KEITH COMPANIES, INC.
               (Exact Name of Registrant as Specified in Charter)

            California                000-26561               33-0203193
   (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)          File Number)          Identification No.)

                              2955 Red Hill Avenue
                          Costa Mesa, California 92626
                    (Address of Principal Executive Offices)

                                 (714) 540-0800
                         (Registrant's Telephone Number)

Item 5. OTHER EVENTS.

     Reference is made to the press release issued on December 3, 2001, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

               Exhibit 99.1 Press Release dated December 3, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2001                            THE KEITH COMPANIES, INC.

                                            By:  /S/ ERIC C. NIELSEN
                                               --------------------------------
                                               Eric C. Nielsen
                                               President and Chief
                                               Operating Officer

                                  EXHIBIT INDEX

EXHIBIT

99.1 Press release announcing the Registrant's acquisition of Universal Energy, Inc., dated December 3, 2001.